                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Performance in Perspective..................   5
     Portfolio Management Review.................   6
     Portfolio of Investments....................   9
     Statement of Assets and Liabilities.........  12
     Statement of Operations.....................  13
     Statement of Changes in Net Assets..........  14
     Financial Highlights........................  15
     Notes to Financial Statements...............  18
     Independent Accountants' Report.............  25

    CORP ANR 10/96

                            LETTER TO SHAREHOLDERS



                             [PHOTO APPEARS HERE]

                     DENNIS J. MCDONNELL AND DON G. POWELL
September 26, 1996

Dear Shareholder,
  As you may be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by Morgan Stanley Group Inc. While this announcement may appear commonplace in an ever-changing financial industry, we believe it represents an exciting opportunity for shareholders of our investment products.
  With Morgan Stanley's global leadership in investment banking and asset man-agement and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
  The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect very little change in the way your mu-tual fund account is maintained and serviced.
  A proxy was mailed to you that explains the acquisition and asks for your vote of approval. We value our relationship with you and look forward to com-municating more details of this transaction, which is anticipated to close in October.

ECONOMIC OVERVIEW
  The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1995, real GDP (the nation's gross domestic product, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as antici-pated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 3.0 percent rise in re-tail sales in the first eight months of this calendar year (a 4.3 percent rise during the Fund's fiscal year).
  In the manufacturing sector, economic reports, such as the National Associa-tion of Purchasing Managers Index, suggest a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this mo-mentum.
  Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent an-nual rate over the past year. Meanwhile, the closely watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year. In general, re-cent reports have suggested an upward creep in labor-related costs. The Pro-ducer Price Index, which measures prices paid by wholesalers to producers, has indicated low wholesale prices in each of the past three months, from June through August.

                                                          Continued on page two

OUTLOOK
  We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at rates more moderate than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and a continuation of the current trading range for yields on long-term bonds.
  Additional details about your Fund, including a question and answer section with your portfolio management team, is provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1996

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

                                                    A SHARES  B SHARES  C SHARES

 TOTAL RETURNS
 One-year total return based on NAV/1/.............    2.71%     1.85%     2.00%
 One-year total return2............................   (2.22%)   (1.98%)    1.04%
 Five-year average annual total return2............    6.84%       N/A       N/A
 Ten-year average annual total return2.............    7.79%       N/A       N/A
 Life-of-Fund average annual total return2.........    8.17%     4.56%     2.87%
 Commencement Date................................. 09/23/71  09/28/92  08/30/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate3................................    6.88%     6.51%     6.51%
 SEC Yield4........................................    6.34%     5.81%     5.82%

N/A = Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

3Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

4SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1996.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO HIGHLIGHTS


                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

TOP TEN ISSUERS AS OF AUGUST 31, 1996


      PERCENTAGE OF FUND'S LONG-TERM INVESTMENTS

   ITT Corp................................................................ 4.7%
   News America Holdings, Inc.............................................. 4.5%
   Cox Communications, Inc................................................. 4.3%
   Union Pacific Corp...................................................... 4.3%
   Union Oil Co............................................................ 4.1%
   Ashland Oil, Inc........................................................ 3.6%
   Columbia Pictures Entertainment, Inc.................................... 3.5%
   Unisys Corp............................................................. 3.4%
   PDV America, Inc........................................................ 3.2%
   United Airlines, Pass-through Certificates, Series 1991-A............... 3.1%

CREDIT QUALITY

[GRAPHS APPEAR HERE]

As of August 31, 1996
AA..............  1.2%
A............... 21.9%
BBB............. 50.1%
BB.............. 11.3%
B............... 15.5%

As of February 29, 1996
AA..............  3.6%
A............... 28.3%
BBB............. 50.0%
BB.............. 12.4%
B...............  2.1%
Non Related.....  3.6%

Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR


AS OF AUGUST 31, 1996
Consumer Services..... 22%
Energy................ 14%
Transportation........ 12%
Utilities............. 10%
Finance...............  8%

AS OF FEBRUARY 29, 1996
Consumer Services..... 25%
Energy................ 14%
Finance............... 11%
Transportation........ 11%
Utilities............. 11%

DURATION

AS OF AUGUST 31, 1996

Duration        5.8 years


AS OF FEBRUARY 29, 1996
       6.3 years

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market conditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index over time. These indices are unmanaged statistical composites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they repre-sent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Corporate Bond Fund vs. Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index (August 1986 through August 1996)

                           [LINE GRAPH APPEARS HERE]

  -------------------------------
   Fund's Total Return
   1 Year Avg. Annual = -2.22%
   5 Year Avg. Annual = 6.84%
   10 Year Avg. Annual = 7.79%
   Inception Avg. Annual = 8.17%
  -------------------------------

             VKAC Corporate   Lehman Brothers Corporate   Lipper Corporate
             Bond Fund        Bond Index*                 BBB-Rated Index
             --------------   -------------------------   ----------------
Aug 1986        9,526                10,000.00                    10,000
Dec 1986        9,966                10,377.00                    10,366
Dec 1987       10,588                10,641.61                    10,622
Dec 1988       11,949                11,623.83                    11,601
Dec 1989       12,426                13,263.83                    12,822
Dec 1990       13,301                14,200.39                    13,656
Dec 1991       15,527                16,830.31                    16,010
Dec 1992       16,846                18,292.86                    17,308
Dec 1993       18,813                20,519.10                    19,523
Dec 1994       18,009                19,714.75                    18,636
Dec 1995       21,836                24,099.31                    22,396
Aug 1996       21,165                23,554.67                    22,074

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended August 31, 1996, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

We recently spoke with the management team of the Van Kampen American Capital Corporate Bond Fund about the key events and economic forces that shaped the markets during the Fund's past fiscal year. The team includes David R. Troth, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1996.

THE FOLLOWING KEY TERMS ARE LISTED IN THE ORDER IN WHICH YOU WILL FIND THEM IN THIS REPORT.

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from
7.00 to 6.65 percent, it would be considered a 35 basis point move.

DURATION: A measure of a bond's sensitivity to changes in interest rates. To understand the importance of duration, consider that it has a direct impact on a fund's net asset value. The higher the duration, the greater the effect of changes in interest rate movements on net asset value.

YIELD SPREAD: To compensate investors for the added risk, low-quality fixed-income securities typically offer investors higher yields than high-quality fixed-income securities. The difference in yields is referred to as the yield spread and is commonly expressed in basis points.

YANKEE BONDS: U.S. dollar-denominated bonds issued in the U.S. by foreign governments, banks, and corporations.

 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPER-
   ATED DURING THE 12-MONTH PERIOD ENDED AUGUST 31, 1996?

 A Corporate issues performed well from August 1995 through January 1996, as interest rates were falling and inflation remained moderate (bonds appreciate in value when interest rates decline). For example, 10-year Trea-sury notes appreciated in value by over 4 percent, as their yield declined ap-proximately 60 basis points from August 1995 to February 1996. Corporate bonds have typically reacted to interest rate movements in similar fashion to U.S. Treasury securities.

  From mid-February through period end, the performance of the corporate bond market steadily deteriorated. In February, key economic indicators showed the economy gaining strength, and the bond market reversed course on fears that inflation would pick up as a result. This reversal caused the higher-quality portion of the fixed-income market to sell off and higher-quality bond funds to underperform. The Lipper Corporate Debt BBB category recorded an average total return of -2.21 percent from January through August 1996. In addition, 10-year Treasury notes declined in value by approximately 10 percent from Jan-uary through August 1996.

 Q WHAT SIGNIFICANT TECHNIQUES AND STRATEGIES WERE USED TO PURSUE THE
   FUND'S INVESTMENT OBJECTIVES?

 A In response to rising interest rates, we adopted a more defensive strat-egy. The Fund's duration was reduced from 6.4 years at the end of Decem-
ber 1995 to 5.8 years at the end of August 1996. This shorter duration reduced the sensitivity of the Fund's net asset value to rising interest rates. In or-der to reduce duration, the Fund took profits on long-maturity Canadian bonds and utility issues and reinvested the monies in shorter maturity issues of health care, media, and airline companies.

  In addition to shortening the Fund's duration, we significantly increased the Fund's position in below-investment grade issues. In August 1995, 5.3 per-cent of assets were invested in bonds rated BB or lower, but by period end that number had risen to 26.8 percent. We look for these issues to provide higher income and greater total return potential in the current environment of a flat-to-rising trend in interest rates.
  Finally, we continue to take steps to increase the diversification of the Fund to seek to protect against the risks associated with any one issuer. Over the fiscal year, we have allocated the Fund's portfolio among 67 issues, up from 55 at the beginning of the period. For additional Fund portfolio high-lights, please refer to page four.


 Q HOW HAS THE FUND PERFORMED DURING THE REPORTING PERIOD?
 A The Fund's one-year total return of 2.71 percent/1/ (Class A shares at net asset value) reflects the bond market's recent decline. The Fund's monthly dividend has remained unchanged since November 1993 at $0.04 per share for Class A shares. Based on the maximum offering price of $6.98 per share as of August 31, 1996, the Fund continues to provide a respectable level of in-come with a distribution rate of 6.88 percent/3/.

  For the same one-year period, the average total return for all funds in the Lipper Corporate Debt BBB category was 3.64 percent. The one-year total re-turns for the Lehman Brothers Corporate Bond Index and the Lehman Brothers Baa Corporate Bond Index were 3.79 percent and 3.86 percent, respectively. These are broad-based indexes which reflect the performance of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. Keep in mind that these indexes are unmanaged and do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.



 Q WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
 A Going forward, we expect to maintain a defensive strategy. We will con-tinue to reduce the Fund's exposure to longer-term investment grade is-
sues, while selectively adding to the Fund's position in intermediate-term issues.

  With regard to specific sector allocations, we anticipate a continued reduc-tion to the Fund's exposure to utilities. We are concerned about rising compe-tition in this industry and the reorganization of entities into either generators of power or distributors. As consumers are allowed to purchase power outside their immediate supplier, utility company finances could come under pressure. To offset this trend, many utility companies are reducing fixed costs and are renegotiating long-term contracts with larger industrial clients. However, we believe this shift will be gradual, as the industry has only recently been deregulated.

  We think the energy sector and emerging markets will continue to display im-proving characteristics. We expect energy issues to benefit from firm market pricing for their products. Also, certain emerging market Yankee bonds appear to have the potential for price appreciation as their value becomes more widely recognized. As such, we anticipate increasing the portfolio's position in Yan-kee bonds.



/s/ Robert C. Peck, Jr.               /s/ David R. Troth

Robert C. Peck, Jr.                   David R. Troth
Executive Vice President              Portfolio Manager
Fixed Income Investments
                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon  Maturity Market Value
--------------------------------------------------------------------------------
        CORPORATE BONDS 92.2%
        CONSUMER DISTRIBUTION 1.0%
 $2,000 Nabisco, Inc.............................   7.550% 06/15/15 $  1,909,000
                                                                    ------------
        CONSUMER NON-DURABLES 1.5%
  2,000 Coca Cola Enterprises, Inc...............   8.500  02/01/12    2,161,800
    750 Dimon, Inc...............................   8.875  06/01/06      743,775
                                                                    ------------
                                                                       2,905,575
                                                                    ------------
        CONSUMER SERVICES 22.4%
  1,000 Circus Circus............................   6.450  02/01/06      919,200
  6,215 Columbia Pictures Entertainment, Inc.....   9.875  02/01/98    6,503,998
  5,000 Cox Communications, Inc..................   6.875  06/15/05    4,788,900
  3,500 Cox Communications, Inc..................   7.250  11/15/15    3,268,020
  1,250 Harcourt General, Inc....................   8.875  06/01/22    1,376,000
  2,000 ITT Corp.................................   6.250  11/15/00    1,932,800
  5,000 ITT Corp.................................   6.750  11/15/05    4,681,500
  2,250 ITT Corp.................................   7.375  11/15/15    2,084,850
  2,000 News America Holdings, Inc...............   9.250  02/01/13    2,161,400
  6,000 News America Holdings, Inc...............   8.875  04/26/23    6,206,400
  2,500 TCI Communications, Inc..................   8.750  08/01/15    2,393,750
  3,000 Tele Communications, Inc.................   6.875  02/15/06    2,675,400
  2,000 Tele Communications, Inc.................   9.250  01/15/23    1,926,200
  3,000 Viacom, Inc..............................   7.750  06/01/05    2,893,500
                                                                    ------------
                                                                      43,811,918
                                                                    ------------
        ENERGY 13.6%
  6,300 Ashland Oil, Inc.........................   8.800  11/15/12    6,795,810
  1,000 Lyondell Petrochem.......................   6.500  02/15/06      920,550
  6,300 PDV America, Inc.........................   7.875  08/01/03    6,044,220
  5,000 Phillips Petroleum Co....................   8.860  05/15/22    5,184,000
  3,000 Union Oil Co.............................   9.250  02/01/03    3,295,200
  4,000 Union Oil Co.............................   9.125  02/15/06    4,431,200
                                                                    ------------
                                                                      26,670,980
                                                                    ------------
        FINANCE 8.3%
  3,500 First PV Funding Corp., Series 1986-A....  10.300  01/15/14    3,718,750
  3,576 PNPP II Funding Corp.....................   8.510  11/30/06    3,487,494
  3,000 Royal Bank of Scotland...................   6.375  02/01/11    2,646,300
  4,500 Ryder Systems, Inc.......................   9.250  05/15/01    4,887,450
  1,500 United Illuminating Co...................  10.240  01/02/20    1,620,300
                                                                    ------------
                                                                      16,360,294
                                                                    ------------
        HEALTH CARE 8.2%
  4,000 Aetna Services, Inc......................   7.125  08/15/06    3,892,600
    500 Manor Care, Inc..........................   7.500  06/15/06      496,300
  5,000 OrNda Healthcorp.........................  12.250  05/15/02    5,375,000

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon  Maturity Market Value
--------------------------------------------------------------------------------
        HEALTH CARE (CONTINUED)
 $2,285 Quorum Health Group.....................   11.875% 12/15/02 $  2,522,069
  3,500 Tenet Healthcare........................   10.125  03/01/05    3,771,250
                                                                    ------------
                                                                      16,057,219
                                                                    ------------
        PRODUCER MANUFACTURING 2.7%
  5,000 John Deere Credit Corp..................    9.625  11/01/98    5,305,000
                                                                    ------------
        RAW MATERIALS/PROCESSING INDUSTRIES 6.9%
  1,000 Carter Holt Harvey, Ltd.................    8.375  04/15/15    1,028,150
  4,000 Crown Cork and Seal Co., Inc............    8.000  04/15/23    3,848,800
  4,000 Federal Paper Board, Inc................    8.875  07/01/12    4,378,000
  3,000 Georgia Pacific Corp....................    9.500  02/15/18    3,153,000
    170 IMC Fertilizer Group....................    9.450  12/15/11      180,837
    500 James River Corp........................    8.375  11/15/01      521,284
    300 Owens Corning Fiberglass Corp...........    9.375  06/01/12      335,160
                                                                    ------------
                                                                      13,445,231
                                                                    ------------
        TECHNOLOGY 5.8%
  5,000 International Business Machines Corp....    7.500  06/15/13    4,977,000
  6,000 Unisys Corp.............................   15.000  07/01/97    6,330,000
                                                                    ------------
                                                                      11,307,000
                                                                    ------------
        TRANSPORTATION 12.2%
  3,000 AMR Corp................................    9.500  05/15/01    3,256,500
    750 CSX Corp................................    8.625  05/15/22      814,913
  1,560 Delta Airlines, Inc.....................    9.875  01/01/98    1,624,475
  2,000 Delta Airlines, Inc.....................    9.750  05/15/21    2,256,400
  1,500 Kansas City Southern Industries, Inc....    7.875  07/01/02    1,545,150
    700 Kansas City Southern Industries, Inc....    8.800  07/01/22      720,440
  8,000 Union Pacific Corp......................    8.350  05/01/25    8,000,000
        United Airlines, Pass-through
  5,000 Certificates, Series 1991-A.............   10.020  03/22/14    5,741,000
                                                                    ------------
                                                                      23,958,878
                                                                    ------------
        UTILITIES 9.6%
  1,000 360 Communications Co...................    7.125  03/01/03      958,740
  1,000 AES Corp................................   10.250  07/15/06    1,022,500
  2,000 Arizona Public Services Co., 1st Mtg....    9.500  04/15/21    2,103,720
  1,000 Arizona Public Services Co., 1st Mtg....    8.750  01/15/24    1,039,350
        Cleveland Electric Illuminating Co., 1st
  2,300 Mtg.....................................   10.000  06/01/20    2,274,240
  1,160 Connecticut Yankee Power Mtg., Series A.   12.000  06/01/00    1,202,572
  1,605 Consumers Power Co., 1st Mtg............    8.875  11/15/99    1,693,596
  1,000 Gulf States Utilities...................    8.940  01/01/22    1,036,650
  4,000 Long Island Lighting Co.................    9.750  05/01/21    4,010,000

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                 Coupon  Maturity Market Value
---------------------------------------------------------------------------------
        UTILITIES (CONTINUED)
 $1,000 Long Island Lighting Co...................  9.000%  11/01/22 $    938,750
  2,500 Texas Utility Electric Co.................  8.875   02/01/22    2,592,000
                                                                     ------------
                                                                       18,872,118
                                                                     ------------
        TOTAL CORPORATE BONDS......................................   180,603,213
                                                                     ------------
        FOREIGN GOVERNMENT OBLIGATIONS 2.6%
  4,000 Province of Newfoundland (Canada) CA$.....  9.000   10/15/21    4,435,600
    650 Province of Saskatchewan (Canada) CA$.....  8.000   02/01/13      673,010
                                                                     ------------
        TOTAL FOREIGN GOVERNMENT OBLIGATIONS.......................     5,108,610
                                                                     ------------
        EQUITIES 0.7%
        Ford Motor Co. (50,000 preferred shares)...................     1,343,750
                                                                     ------------
        TOTAL LONG-TERM INVESTMENTS 95.5%
         (Cost $183,750,432) (a)...................................   187,055,573
                                                                     ------------
        SHORT-TERM INVESTMENTS AT AMORTIZED
        COST 3.1%
        Repurchase Agreement (Bank of America Securities,
         $1,940,000 par, collateralized by U.S. Government
         obligations in a pooled cash account, dated 08/30/96, to
         be sold on 09/03/96 at $1,941,132) (b)....................     1,940,000
        U.S. States Treasury Bill ($3,000,000 par, yielding
        4.941%, maturing 09/05/96) (b).............................     2,997,942
        U.S. States Treasury Bill ($1,000,000 par, yielding
        5.086%, maturing 09/19/96) (b).............................       997,321
                                                                     ------------
   TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST .................     5,935,263
   OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%......................     2,815,143
                                                                     ------------
   NET ASSETS 100%.................................................  $195,805,979
                                                                     ------------

(a) At August 31, 1996, for federal income tax purposes, cost of long-term investments is $183,750,432, the aggregate gross unrealized appreciation is $6,259,757 and the aggregate gross unrealized depreciation is $2,954,616 resulting in net unrealized appreciation of $3,305,141.
(b) Assets segregated as collateral for open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $183,750,432) (Note 1).......  $187,055,573
Short-Term Investments (Note 1).................................     5,935,263
Cash............................................................           887
Receivables:
 Interest.......................................................     3,811,765
 Fund Shares Sold...............................................       186,513
 Dividends......................................................        25,781
 Variation Margin on Futures (Note 5)...........................        32,500
Other...........................................................        53,373
                                                                  ------------
 Total Assets...................................................   197,101,655
                                                                  ------------
LIABILITIES:
Payables:
 Fund Shares Repurchased........................................       556,643
 Income Distributions...........................................       435,511
 Distributor and Affiliates (Notes 2 and 6).....................        92,208
 Investment Advisory Fee (Note 2)...............................        81,142
Accrued Expenses................................................        75,237
Deferred Compensation and Retirement Plans (Note 2).............        54,935
                                                                  ------------
 Total Liabilities..............................................     1,295,676
                                                                  ------------
NET ASSETS......................................................  $195,805,979
                                                                  ------------
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $215,659,709
Net Unrealized Appreciation on Securities.......................     3,261,825
Accumulated Undistributed Net Investment Income.................       148,136
Accumulated Net Realized Loss on Securities.....................   (23,263,691)
                                                                  ------------
NET ASSETS......................................................  $195,805,979
                                                                  ------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $162,937,379 and 24,501,745 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $       6.65
 Maximum sales charge (4.75%* of offering price)................           .33
                                                                  ------------
 Maximum offering price to public...............................  $       6.98
                                                                  ------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $26,931,772 and 4,055,065 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $       6.64
                                                                  ------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $5,936,828 and 894,192 shares of beneficial interest
 issued and outstanding) (Note 3)...............................  $       6.64
                                                                  ------------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $15,746,165
Dividends.........................................................       51,562
                                                                    -----------
 Total Income.....................................................   15,797,727
                                                                    -----------
EXPENSES:
Investment Advisory Fee (Note 2)..................................      963,864
Distribution (12b-1) and Service Fees (Allocated to Classes A, B
 and C of $359,561, $241,966 and $53,953, respectively) (Note 6)..      655,480
Shareholder Services (Note 2).....................................      470,266
Trustees Fees and Expenses (Note 2)...............................       28,077
Legal (Note 2)....................................................        9,408
Other ............................................................      289,746
                                                                    -----------
 Total Expenses...................................................    2,416,841
 Less Expenses Reimbursed.........................................       10,500
                                                                    -----------
 Net Expenses.....................................................    2,406,341
                                                                    -----------
NET INVESTMENT INCOME.............................................  $13,391,386
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments..................................  $ 1,735,360
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................   13,241,025
                                                                    -----------
 End of the Period:
 Investments......................................................    3,305,141
 Futures..........................................................      (43,316)
                                                                    -----------
                                                                      3,261,825
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period.......   (9,979,200)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES....................  $(8,243,840)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $ 5,147,546
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                     Year Ended       Year Ended
                                                August 31, 1996  August 31, 1995
---------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................     $ 13,391,386     $ 13,203,194
Net Realized Gain on Securities...............        1,735,360           82,283
Net Unrealized Appreciation/Depreciation on
 Securities During the Period.................       (9,979,200)       8,953,346
                                                   ------------     ------------
Change in Net Assets from Operations..........        5,147,546       22,238,823
                                                   ------------     ------------
Distributions from Net Investment Income:
 Class A Shares...............................      (11,608,221)     (12,019,043)
 Class B Shares...............................       (1,533,048)      (1,038,877)
 Class C Shares...............................         (341,585)        (203,409)
                                                   ------------     ------------
 Total Distributions..........................      (13,482,854)     (13,261,329)
                                                   ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES....................................       (8,335,308)       8,977,494
                                                   ------------     ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.....................       44,740,308       48,235,241
Net Asset Value of Shares Issued Through
Dividend Reinvestment.........................        8,899,577        8,681,864
Cost of Shares Repurchased....................      (41,799,106)     (49,263,601)
Net Equalization Debits (Note 1)..............              -0-          (45,347)
                                                   ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS..................................       11,840,779        7,608,157
                                                   ------------     ------------
TOTAL INCREASE IN NET ASSETS..................        3,505,471       16,585,651
NET ASSETS:
Beginning of the Period.......................      192,300,508      175,714,857
                                                   ------------     ------------
End of the Period (Including undistributed net
 investment income of $148,136 and $239,604,
 respectively)................................     $195,805,979     $192,300,508
                                                   ------------     ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended August 31,
                                           ------------------------------------
Class A Shares                               1996    1995   1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $6.94   $6.62  $7.36   $6.98  $6.57
                                           ------  ------ ------  ------ ------
 Net Investment Income....................   .479     .48    .49     .51    .53
 Net Realized and Unrealized Gain/Loss on
  Securities..............................  (.289)    .32  (.745)  .3875    .44
                                           ------  ------ ------  ------ ------
Total from Investment Operations..........   .190     .80  (.255)  .8975    .97
Less Distributions from Net Investment
Income....................................   .480     .48   .485   .5175    .56
                                           ------  ------ ------  ------ ------
Net Asset Value, End of the Period........ $6.650   $6.94  $6.62   $7.36  $6.98
                                           ------  ------ ------  ------ ------
Total Return (a)..........................  2.71%  12.71% (3.55%) 13.48% 15.38%
Net Assets at End of the Period (In
millions)................................. $162.9  $169.0 $160.0  $190.8 $191.8
Ratio of Expenses to Average Net Assets
(b) ......................................  1.10%   1.13%  1.09%   1.05%  1.00%
Ratio of Net Investment Income to Average
Net Assets (b) ...........................  6.90%   7.22%  7.06%   7.24%  7.90%
Portfolio Turnover........................    34%     25%     0%     19%    37%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                      Year Ended August      September 28, 1992
                                             31,                  (Commencement
                                     ---------------------  of Distribution) to
Class B Shares                         1996    1995   1994      August 31, 1993
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................   $6.94   $6.62  $7.36                $7.05
                                     ------  ------ ------               ------
 Net Investment Income.............    .424     .42    .44                  .43
 Net Realized and Unrealized
  Gain/Loss on Securities..........   (.290)    .33  (.755)               .3465
                                     ------  ------ ------               ------
Total from Investment Operations...    .134     .75  (.315)               .7765
Less Distributions from Net
 Investment Income.................    .432     .43   .425                .4665
                                     ------  ------ ------               ------
Net Asset Value, End of the Period.  $6.642   $6.94  $6.62                $7.36
                                     ------  ------ ------               ------
Total Return (a)...................   1.85%  11.86% (4.38%)              11.54%*
Net Assets at End of the Period
 (In millions).....................   $26.9   $19.2  $13.5                 $8.4
Ratio of Expenses to Average Net
 Assets (b) .......................   1.90%   1.94%  1.90%                1.96%
Ratio of Net Investment Income to
 Average Net Assets (b) ...........   6.12%   6.40%  6.29%                6.21%
Portfolio Turnover.................     34%     25%     0%                  19%

*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                       Year Ended August 31,
                                                       -----------------------
Class C Shares                                           1996    1995 1994 (a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............  $6.93   $6.62    $7.36
                                                       ------  ------   ------
 Net Investment Income................................   .426     .42      .44
 Net Realized and Unrealized Gain/Loss on Securities..  (.285)    .32    (.755)
                                                       ------  ------   ------
Total from Investment Operations......................   .141     .74    (.315)
Less Distributions from Net Investment Income ........   .432     .43     .425
                                                       ------  ------   ------
Net Asset Value, End of the Period.................... $6.639   $6.93    $6.62
                                                       ------  ------   ------
Total Return (b)......................................  2.00%  11.70%   (4.51%)
Net Assets at End of the Period (In millions).........   $5.9    $4.1     $2.3
Ratio of Expenses to Average Net Assets (c)...........  1.90%   1.93%    1.93%
Ratio of Net Investment Income to Average Net Assets
 (c)..................................................  6.14%   6.40%    6.49%
Portfolio Turnover....................................    34%     25%       0%

(a) This class of shares commenced distribution on August 30, 1993. Therefore, no information is presented for the 1993 fiscal year.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end manage-ment investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using mar-ket quotations. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Un-listed securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those secu-rities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trust-ees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1996, there were no when issued or delayed delivery purchase commitments.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies ad-vised by Van Kampen American Capital Asset Management, Inc. (the

                                August 31, 1996

-------------------------------------------------------------------------------
"Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securi-ty. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis and divi-dend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capi-tal gains. At August 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $23,307,021 which will expire between 1998 and 2000. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures positions.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Distributions from net realized gains for book purposes may in-clude short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are in-cluded in ordinary income for tax purposes.

F. EQUALIZATION-At December 1, 1994, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of re-demptions of Fund shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.

                                August 31, 1996

-------------------------------------------------------------------------------
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million..................................................  .50 of 1%
Next $100 million...................................................  .45 of 1%
Next $100 million...................................................  .40 of 1%
Over $350 million...................................................  .35 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended August 31, 1996, the Fund recognized expenses of approxi-mately $89,200 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended Au-gust 31, 1996, the Fund recognized expenses of approximately $362,700, repre-senting ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended August 31, 1996, the Fund paid VKAC approx-imately $31,200 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
  At August 31, 1996, VKAC owned 9,190, 71 and 68 shares of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                August 31, 1996

-------------------------------------------------------------------------------
  At August 31, 1996, capital aggregated $181,308,895, $28,173,446 and
$6,177,368 for Classes A, B and C, respectively. For the year ended August 31, 1996, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................  3,701,661  $ 25,469,554
 Class B.............................................  2,251,770    15,599,691
 Class C.............................................    528,401     3,671,063
                                                      ----------  ------------
Total Sales..........................................  6,481,832  $ 44,740,308
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................  1,123,125  $  7,745,474
 Class B.............................................    140,880       973,474
 Class C.............................................     26,263       180,629
                                                      ----------  ------------
Total Dividend Reinvestment..........................  1,290,268  $  8,899,577
                                                      ----------  ------------
Repurchases:
 Class A............................................. (4,691,517) $(32,409,201)
 Class B............................................. (1,102,281)   (7,655,822)
 Class C.............................................   (252,515)   (1,734,083)
                                                      ----------  ------------
Total Repurchases.................................... (6,046,313) $(41,799,106)
                                                      ----------  ------------

                                August 31, 1996

-------------------------------------------------------------------------------

  At August 31, 1995, capital aggregated $180,503,068, $19,256,103 and
$4,059,759 for Classes A, B and C, respectively. For the year ended August 31, 1995, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................  5,657,020  $ 36,830,801
 Class B.............................................  1,394,371     9,273,809
 Class C.............................................    322,086     2,130,631
                                                      ----------  ------------
Total Sales..........................................  7,373,477  $ 48,235,241
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................  1,192,850  $  7,877,976
 Class B.............................................    102,002       677,156
 Class C.............................................     19,080       126,732
                                                      ----------  ------------
Total Dividend Reinvestment..........................  1,313,932  $  8,681,864
                                                      ----------  ------------
Repurchases:
 Class A............................................. (6,655,261) $(43,542,246)
 Class B.............................................   (766,395)   (5,097,135)
 Class C.............................................    (94,193)     (624,220)
                                                      ----------  ------------
Total Repurchases.................................... (7,515,849) $(49,263,601)
                                                      ----------  ------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

                                August 31, 1996

-------------------------------------------------------------------------------
  For the year ended August 31, 1996, VKAC, as Distributor for the Fund, re-ceived commissions on sales of the Fund's Class A shares of approximately $39,300 and CDSC on redeemed shares of approximately $80,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $69,489,860 and $62,518,191, re-spectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio hold-ings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on secu-rities. Upon disposition, a realized gain or loss is recognized accordingly.
  During the period, the Fund invested in futures contracts, a type of deriva-tive. A futures contract is an agreement involving the delivery of a particu-lar asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
  Transactions in futures contracts, each with a par value of $100,000, for the year ended August 31, 1996, were as follows:

                                                                       CONTRACTS
--------------------------------------------------------------------------------
Outstanding at August 31, 1995........................................         0
Futures Opened........................................................        40
Futures Closed........................................................         0
                                                                             ---
Outstanding at August 31, 1996........................................        40
                                                                             ---

                                August 31, 1996

-------------------------------------------------------------------------------

  The futures contracts outstanding at August 31, 1996, and the description and unrealized depreciation are as follows:

                                                                     UNREALIZED
                                                         CONTRACTS DEPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Long Bond Future
  Sept 1996--Sells to Open..............................        40      $43,316
                                                               ---      -------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended August 31, 1996, are payments to VKAC of approximately $252,300.

                        INDEPENDENT ACCOUNTANTS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Corporate Bond Fund (the "Fund") at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable ba-sis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
October 16, 1996

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Co-Chairman

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO - Co-Chairman

WAYNE W. WHALEN*

WILLIAM S. WOODSIDE

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

WILLIAM N. BROWN*

PETER W. HEGEL*

ROBERT C. PECK, JR.*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
                                    *"Interested" persons of the Fund, as de-fined in the
                                    Investment Company Act of 1940.

                                    (C)Van Kampen American Capital Distribu-tors, Inc., 1996
                                     All rights reserved.

                                    SMdenotes a service mark of
                                     Van Kampen American Capital Distributors,
                                     Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND


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